EXHIBIT 10.6(b) The form of Ryder System, Inc. incentive compensation deferral agreement dated as of November 30, 1993.

                  INCENTIVE COMPENSATION DEFERRAL AGREEMENT



             THIS AGREEMENT, dated as of November 30, 1993, between Ryder System, Inc. (the "Company") and ____________________________ (the
    "Executive").

                                  WITNESSETH:

             WHEREAS, the Company has established an incentive compensation plan, with respect to the performance of the Executive and the Company during 1993, in which the Executive is eligible to participate; and

             WHEREAS, the Executive and the Company desire to enter into an arrangement with respect to the deferred payment of a portion of such incentive compensation upon the terms and conditions set forth herein;

             NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Company and the Executive hereby agree as follows:

    1.       $ _______________ or _______________%, whichever is less, of the
             Executive's 1993 incentive compensation award to be made in 1994, less any deductions consented to in writing by the Executive, shall be deferred by the Company.

    2. The deferred incentive compensation is subject to FICA tax at the time the incentive compensation award is made. Therefore, the Executive and the Company agree that the FICA tax will be paid in the manner determined by the Company. Interest will be computed as set forth in Article 3 hereof on the amount of the incentive compensation award deferred pursuant to Article 1 hereof.

             The deferred incentive compensation plus interest computed as set forth in Article 3 hereof (the "Deferred Compensation") shall be payable to the Executive, the Executive's designated beneficiary, or the Executive's estate as set forth in this Agreement.

    3. Interest will be credited to the Executive's account at December 31st of each year. Interest will accrue at a rate equal to the average annual base rate charged by the First National Bank of Boston, compounded annually, provided, however, that such annual interest rate will not exceed 12% nor be less than 5%. Interest will accrue on the average daily balance of the Executive's account beginning with the date on which the deferred compensation or accrued interest is credited to the Executive's account and ending with the date on which the deferred compensation or accrued interest is actually paid.


                                         Executive Initials ____________________

    The Executive may elect payment of the account balance either in installments or in a lump sum. Installment payments will be computed by dividing the combined total of deferred compensation and credited interest, as of the prior year end, by the number of installments remaining. Lump sum and final installment payments will include principal and interest credited to the Executive's account as of the prior year end and all interest accrued subsequently in the year of payment.

4. Deferred Compensation shall be paid to the Executive after the first to occur of the listed events and in accordance with the method of payment and commencement date selected by the Executive on the attached Exhibit A which is made a part of this Agreement. Notwithstanding the foregoing, in the event of a Change of Control of the Company as defined by the Company's Board of Directors on August 20, 1993, the Company shall immediately pay the Deferred Compensation in a lump sum to the Executive.

    The Executive should notify the Director of Corporate Accounting immediately upon the occurrence of the triggering event to ensure timely payment. For purposes of Exhibit A, the term "effective date" means the Executive's last day of employment or the last day of the Executive's severance period, if applicable, whichever occurs later.

    For purposes of this Article 4, the Executive shall be deemed to be continuously employed by the Company or any affiliate of the Company if the Executive is re-employed by the Company or an affiliate of the Company within four weeks of the date the Executive's employment first ceased.

5. The Executive shall have the right to designate a beneficiary who, in the event of the Executive's death prior to the payment of any or all of the Deferred Compensation pursuant to this Agreement, shall receive the unpaid Deferred Compensation. Such designation shall be made by the Executive on the form attached hereto. The Executive may, at any time, change or revoke such designation by written notice to the Director of Compensation.

6.  (a)      If the Executive dies prior to receipt of any or all of the
             Deferred Compensation, no Deferred Compensation shall be paid for a period of thirty days from the date the Director of Compensation receives written notice of the Executive's death.

    (b) If the Executive has designated a beneficiary pursuant to Article 5 hereof, on the first day of the month following such thirty day period, the unpaid Deferred Compensation shall be paid to the designated beneficiary in a lump sum, unless the Executive's beneficiary elects within such thirty day period, by written notice to the Director of Compensation that the Deferred Compensation be paid to such beneficiary in annual (2-10) installments or not be paid at all.

    (c) If the Executive does not designate a beneficiary or the designated beneficiary predeceases the Executive or elects not to receive the unpaid Deferred

                     Compensation, the unpaid Deferred Compensation plus accrued interest shall be paid to the Executive's estate in a lump sum on the first day of the month following the thirty day period.

             (d) If the designated beneficiary dies after the Executive but prior to the payment of the Deferred Compensation and has not elected not to receive such Deferred Compensation, no Deferred Compensation shall be paid for a period of thirty days from the date the Director of Compensation receives written notice of the death of the designated beneficiary. The Deferred Compensation plus accrued interest shall then be paid to the estate of the designated beneficiary in a lump sum on the first day of the month following such thirty day period.

    7. The Company shall pay to the Executive during the term of the Executive's employment that portion of the Deferred Compensation which shall be necessary in the case of an unforeseeable emergency. For purposes of this Article 7 an unforeseeable emergency shall mean an unanticipated emergency that is caused by an event beyond the control of the Executive and that would result in severe financial hardship to the Executive if early withdrawal were not permitted. The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") shall limit any early withdrawal to the amount necessary to meet the emergency. The Executive shall apply to the Compensation Committee for any emergency payment under this Article 7 and shall furnish to the Compensation Committee such information as the Executive deems appropriate and as the Company and counsel for the Company deem necessary and appropriate to make such determination. The determination of the Compensation Committee as to whether a payment is warranted under this Article 7, and the amount of such payment, shall be conclusive and binding on the Executive and the Company.

    8. The Deferred Compensation shall be paid out of the general funds of the Company and no funds shall be set aside therefor. The Executive shall have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the Company to make benefit payments in the future. It is the intention of the parties that the arrangements be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

    9. Any rights to receive Deferred Compensation payments under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive's beneficiary. Any such attempted action shall be null and void and shall extinguish the Company's obligation under this Agreement to pay Deferred Compensation.

    10. For purposes of determining deferrals or entitlements under certain other benefit programs maintained by the Company in which the Executive participates including, but not limited to, the Company's Retirement Plan and the Company's Employee Savings Plan, any amount of incentive compensation deferred pursuant to this Agreement will not be included in the Executive's compensation base unless and until such deferred amount is paid to the Executive while the Executive is employed by the Company or any affiliate of the Company.

11. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and that the Company and the Executive each has the right to terminate the Executive's employment at any time for any reason unless there is a written employment contract to the contrary.

12. This Agreement shall be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.

13. This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and shall not be modified except upon the written agreement of the Company and the Executive.

14. This Agreement shall be governed in accordance with the laws of the State of Florida.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                       ----------------------------------------
                                                     (Executive)


                                       ----------------------------------------
                                                 Social Security Number


                                                RYDER SYSTEM, INC.

                                       By:
                                          -------------------------------------
                                                James M. Herron
                                                Senior Executive
                                                Vice President and
                                                General Counsel

    In accordance with Article 5 of the Incentive Compensation Deferral Agreement set forth above, I hereby designate _________________________________ my beneficiary.



                                        ----------------------------------------
                                                       (Executive)
    included in the Executive's compensation base unless and until such deferred amount is paid to the Executive while the Executive is employed by the Company or any affiliate of the Company.

11. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and that the Company and the Executive each has the right to terminate the Executive's employment at any time for any reason unless there is a written employment contract to the contrary.

12. This Agreement shall be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.

13. This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and shall not be modified except upon the written agreement of the Company and the Executive.

14. This Agreement shall be governed in accordance with the laws of the State of Florida.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                       ----------------------------------------
                                                      (Executive)


                                       ----------------------------------------
                                                Social Security Number


                                                RYDER SYSTEM, INC.

                                       By:
                                          -------------------------------------
                                                M. Anthony Burns
                                                Chairman of the Board,
                                                President and
                                                Chief Executive Officer

    In accordance with Article 5 of the Incentive Compensation Deferral Agreement set forth above, I hereby designate _______________________________ my beneficiary.



                                        ---------------------------------------
                                                       (Executive)
    included in the Executive's compensation base unless and until such deferred amount is paid to the Executive while the Executive is employed by the Company or any affiliate of the Company.

11. The Executive and the Company acknowledge that this Agreement is not an employment agreement between the Executive and the Company, and that the Company and the Executive each has the right to terminate the Executive's employment at any time for any reason unless there is a written employment contract to the contrary.

12. This Agreement shall be binding upon any successor to the Company by merger, consolidation, purchase or otherwise.

13. This Agreement, together with the Executive's beneficiary designation, constitutes the entire agreement between the Company and the Executive regarding the Deferred Compensation and shall not be modified except upon the written agreement of the Company and the Executive.

14. This Agreement shall be governed in accordance with the laws of the State of Florida.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                        ----------------------------------------
                                                      (Executive)


                                        ----------------------------------------
                                                 Social Security Number


                                                 RYDER SYSTEM, INC.

                                        By:
                                           -------------------------------------
                                                 C. Robert Campbell
                                                 Executive Vice President -
                                                 Human Resources and
                                                 Administration

    In accordance with Article 5 of the Incentive Compensation Deferral Agreement set forth above, I hereby designate _________________________________ my beneficiary.



                                        ----------------------------------------
                                                       (Executive)

                                   EXHIBIT A

                  TO INCENTIVE COMPENSATION DEFERRAL AGREEMENT
                         DATED AS OF NOVEMBER 30, 1993

    INSTRUCTIONS: Indicate your selections by circling one (1) Method of Payment and one (1) Commencement Date for each event listed. If you select installments or a specific month or date for payment, fill in the appropriate information. Then initial or sign this Exhibit, as appropriate, where indicated. The "FIXED DATE" event is optional and should not be completed unless some form of distribution is desired prior to retirement or termination.

                            Event Triggering Payment

                              I.  Early Retirement

           METHOD OF PAYMENT                                           COMMENCEMENT DATE
    -------------------------------                           ------------------------------------
     - Lump Sum = deferred                                     - January 1st following effective
    amount plus accrued interest.                             date of early retirement.

     - Annual Installments                                     - First day of month following
    Select 2-10:               =                              effective date of early retirement.
                --------------
    account balance plus interest
    credited thereto divided by                                - First day of month that you elect
    number of installments                                     following effective date of early
    outstanding.                                               retirement.  Specify month:
                                                                                                .
                                                               --------------------------------



                             II.  Normal Retirement

           METHOD OF PAYMENT                                           COMMENCEMENT DATE
    -------------------------------                           ------------------------------------
     - Lump Sum = deferred                                     - January 1st following effective
    amount plus accrued interest.                              date of normal retirement.

     - Annual Installments                                     - First day of month following
    Select 2-10:                 =                            effective date of normal retirement.
                ----------------
    account balance plus interest
    credited thereto divided by                                - First day of month that you elect
    number of installments                                     following effective date of normal
    outstanding.                                               retirement.  Specify month:
                                                                                                  .
                                                               -----------------------------------


                                   Executive Initials __________________________

                            Event Triggering Payment

                   III.  Voluntary or Involuntary Termination


       METHOD OF PAYMENT                                       COMMENCEMENT DATE
- -------------------------------                       ------------------------------------
 - Lump Sum = deferred                                 - January 1st following effective
amount plus accrued interest.                         date of voluntary or involuntary
                                                      termination.

 - Annual Installments                                 - First day of month following
Select 2-10:               =                          effective date of voluntary or
              ------------                            involuntary termination.
account balance plus interest
credited thereto divided by
number of installments
outstanding.


                          IV.  Disability Termination
                     (prior to eligibility for retirement)

       METHOD OF PAYMENT                                       COMMENCEMENT DATE
- -------------------------------                       ------------------------------------
 - Lump Sum = deferred                                 - January 1st following effective
plus accrued interest.                                date of disability termination.

 - Annual Installments                                 - First day of month following
Select 2-10:               =                          effective date of disability
              ------------                            termination.
account balance plus interest
credited thereto divided by
number of installments
outstanding.


                                                   Executive Initials __________


THE TERM "EFFECTIVE DATE" MEANS THE EXECUTIVE'S LAST DAY OF EMPLOYMENT OR THE LAST DAY OF THE EXECUTIVE'S SEVERANCE PERIOD, IF APPLICABLE, WHICHEVER OCCURS LATER.

                            Event Triggering Payment

                                 V.  Fixed Date
                            Full Payment (Optional)


           METHOD OF PAYMENT                                           COMMENCEMENT DATE
    -------------------------------                           ------------------------------------
     - Lump Sum = deferred                                     - First day of month of fixed
    amount plus accrued interest.                             date.  Specify month and year:
                                                                                             .
                                                              -------------------------------

     - Annual Installments
    Select 2-10:               =
                  ------------
    account balance plus interest
    credited thereto divided by
    number of installments outstanding.


                                VI.  Fixed Date
                           Partial Payment (Optional)

           METHOD OF PAYMENT                                           COMMENCEMENT DATE
    -------------------------------                           ------------------------------------
     - Lump Sum = partial                                      - First day of month of fixed
    payment amount with the                                   date.  Specify month and year:
    remainder to be paid as                                                                   .
    indicated by the first                                    -------------------------------
    appropriate event triggering
    payment.


     - Annual Installments                                    Amount $            or           %
    Select 2-10:                =                                      ----------    ----------
                  -------------
    partial payment amount divided
    by number of installments
    outstanding with the remainder
    to be paid as indicated by the
    first appropriate event
    triggering payment.


                                                              --------------------------------------------
                                                                                (Executive)